Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Byron Purcell	Susan Henderson
(717) 975-5809	(717) 730-7766
or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2018 Fourth Quarter and Full Year Results

•	Fourth Quarter Net Loss from Continuing Operations of $483.7 Million or $0.46 Per Diluted Share, Compared to the Prior Year Fourth Quarter Net Loss of $25.1 Million or $0.02 Per Diluted Share
o	Fourth Quarter Net Loss includes $325 million of income tax expense relating to the revaluation of the company’s deferred tax assets in connection with the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”) and a goodwill impairment charge of $191 million, net of tax

•	Fourth Quarter Adjusted Net Loss from Continuing Operations Per Diluted Share of $0.01, Compared to the Prior Year Fourth Quarter Adjusted Net Income Per Diluted Share of $0.02

•	Fourth Quarter Adjusted EBITDA from Continuing Operations of $157.4 Million, Compared to the Prior Year Fourth Quarter Adjusted EBITDA of $167.6 Million;
o	Fourth Quarter Pro-forma Adjusted EBITDA from Continuing Operations of $173.2 Million, Compared to Prior Year Fourth Quarter Pro-forma Adjusted EBITDA from Continuing Operations of $180.8 Million

•	Prior Year Included Benefit of 53rd Week

•	HSR Waiting Period for Albertsons Companies, Inc. (“Albertsons”) Merger Expired on March 28, 2018

•	Sale of Stores to Walgreens Boots Alliance, Inc. (“WBA”) Completed on March 27, 2018

CAMP HILL, Pa. (Apr. 12, 2018) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its fourth quarter and fiscal year ended March 3, 2018.

For the fourth quarter, the company reported net loss from continuing operations of $483.7 million, or $0.46 per diluted share, Adjusted net loss from continuing operations of $10.3 million, or $0.01 per diluted share, Adjusted EBITDA from continuing operations of $157.4 million, or 2.9 percent of revenues and pro-forma Adjusted EBITDA from continuing operations of $173.2 million.

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Rite Aid FY 2018 Q4 Press Release - page 2

For the fourth quarter of fiscal 2018 the company reported net income of $767.1 million, or $0.73 per diluted share. For the full year, the company reported net income of $943.5 million, or $0.90 per diluted share. Net income for the fourth quarter and the full year of fiscal 2018 includes an after-tax gain of approximately $1.2 billion and $1.3 billion, respectively, relating to the 1,554 and 1,651 stores and related assets sold to WBA. As of March 27, 2018, Rite Aid has completed the sale of all 1,932 stores and related assets to WBA. The transfer of the three distribution centers and related inventory is expected to begin after September 1, 2018. As a result of the proceeds received from the store sales, Rite Aid’s debt related to continuing operations, net of cash, was $2.9 billion as of March 3, 2018.

“During the fourth quarter, we made significant progress in a number of areas: our Retail Pharmacy Segment delivered strong results with an increase in Adjusted EBITDA over the prior year; our Pharmacy Services Segment is off to a strong start in the new commercial selling season; shortly after the quarter ended, we completed the asset sale of 1,932 stores to WBA; and we entered into a definitive merger agreement with Albertsons Companies to transform Rite Aid into a truly differentiated leader in food, health and wellness,” said Rite Aid Chairman and CEO John Standley.

Rite Aid President and Chief Operating Officer Kermit Crawford added: “We are pleased that we’ve been able to drive improved operational performance through a stabilization of reimbursement rates, improvements in drug purchasing costs and a record number of immunizations which helped us deliver a higher pharmacy margin for the quarter. These areas of our business will continue to be key priorities as we begin our new fiscal year and work together to continue building momentum.”

Fourth Quarter Summary

Revenues from continuing operations for the quarter were $5.4 billion compared to revenues from continuing operations of $5.9 billion in the prior year’s fourth quarter, a decrease of $509.1 million or 8.6 percent. Retail Pharmacy Segment revenues were $4.0 billion and decreased 10.1 percent compared to the prior year period primarily as a result of the extra week in the prior year’s fourth quarter and a decline in same store sales. Revenues in the Pharmacy Services Segment were $1.4 billion, a decrease of 4.3 percent compared to the prior year period, which was due to a decline in commercial business and changes in its composition of Medicare Part D membership.

Same store sales from Retail Pharmacy continuing operations for the quarter decreased 1.7 percent over the prior year, consisting of a 2.3 percent decrease in pharmacy sales and a 0.6 percent decrease in front-end sales. Pharmacy sales included an approximate 138 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, decreased 1.8 percent over the prior year period due in part to exclusion from certain pharmacy networks that Rite Aid participated in the prior year. Prescription sales from continuing operations accounted for 64.9 percent of total drugstore sales.

Net loss from continuing operations was $483.7 million or $0.46 per diluted share compared to last year’s fourth quarter net loss from continuing operations of $25.1 million or $0.02 per diluted share. The decline in operating results was due primarily to $325 million of income tax expense relating to the revaluation of the company’s deferred tax assets as a result of the 2017 Tax Act and a charge of $191 million, net of tax, for the impairment of goodwill related to our Pharmacy Services Segment. The effect of the goodwill impairment charge is to adjust the book value of our Pharmacy Services Segment to $2.1 billion, which was our basis in the segment at the date of acquisition. Also impacting results was a decline in Adjusted EBITDA, higher WBA deal related costs, and higher lease termination and impairment charges, partially offset by a higher LIFO credit.

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Rite Aid FY 2018 Q4 Press Release - page 3

Adjusted EBITDA from continuing operations (which is reconciled to net loss from continuing operations in the attached tables) was $157.4 million or 2.9 percent of revenues for the fourth quarter compared to $167.6 million or 2.8 percent of revenues for the same period last year. Current quarter Adjusted EBITDA includes the benefit of $8.2 million in TSA fees while prior year’s fourth quarter Adjusted EBITDA includes the benefit of $10.8 million from the extra week. The decline in Adjusted EBITDA was due to a decrease of $11.3 million in the Pharmacy Services Segment, resulting primarily from the decline in revenues. Adjusted EBITDA in the Retail Pharmacy Segment was favorable to the prior year due to the stabilization of reimbursement rates and improvement in generic purchasing, offset somewhat by lower revenues. Results from continuing operations are fully burdened for corporate administration costs that support both continuing and discontinued operations. Fiscal 2018 and fiscal 2017 quarterly results from continuing operations do not include $15.8 million and $24.0 million of fees, respectively, that would be earned if all of the stores sold to WBA were being supported under the TSA for the entire respective period. After adjusting to reflect those fees as if they had been earned for the full period and adjusting for the extra week in fiscal 2017, Pro-forma Adjusted EBITDA for the fourth quarter of fiscal 2018 and fiscal 2017 was $173.2 million and $180.8 million, respectively.

In the fourth quarter, the company relocated 6 stores and remodeled 38 stores, bringing the total number of wellness stores chainwide to 1,805. During the fourth quarter, the company sold 1,554 stores to WBA and closed 19 stores, resulting in a total store count of 2,831 at the end of the fourth quarter. Wellness store count and total store count related to continuing operations was 1,651 and 2,550, respectively.

Full Year Results

For the fiscal year ended March 3, 2018, revenues from continuing operations were $21.5 billion compared to revenues of $22.9 billion in the prior year, a decrease of $1.4 billion or 6.1 percent. Retail Pharmacy Segment revenues were $15.8 billion and decreased 5.6 percent compared to the prior year period primarily as a result of the extra week in the prior year and a decline in same store sales. Revenues in the Pharmacy Services Segment were $5.9 billion, a decrease of 7.8 percent compared to the prior year, which was due a decline in commercial business and to the change in the composition of Medicare Part D membership.

Same store sales from continuing operations for the year decreased 2.9 percent, consisting of a 3.9 percent decrease in pharmacy sales and a 0.8 percent decrease in front end sales. Pharmacy sales included an approximate 187 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, decreased 1.8 percent over the prior year due in part to our exclusion from certain pharmacy networks that Rite Aid participated in the prior year. Prescription sales from continuing operations accounted for 65.9 percent of total drugstore sales.

Net loss from continuing operations for fiscal 2018 was $349.5 million or $0.33 per diluted share compared to last year’s net income from continuing operations of $4.1 million or $0.00 per diluted share. The decline in operating results was due primarily to higher income tax expense relating to the revaluation of the company’s deferred tax assets as a result of the 2017 Tax Act, a goodwill impairment charge in the current year, a decline in Adjusted EBITDA, higher lease termination and impairment charges, and higher WBA deal related costs, partially offset by a $325.0 million merger termination fee from WBA and a higher LIFO credit. Adjusted net loss from continuing operations for fiscal 2018 was $20.2 million or $0.02 per diluted share compared to last year’s Adjusted net income of $84.5 million or $0.08 per diluted share, driven primarily by a decline in Adjusted EBITDA.

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Rite Aid FY 2018 Q4 Press Release - page 4

Adjusted EBITDA from continuing operations was $559.9 million or 2.6 percent of revenues for the year compared to $740.1 million or 3.2 percent of revenues for last year. The decline in Adjusted EBITDA is due to a decrease of

$163.5 million in the Retail Pharmacy Segment and $16.7 million in the Pharmacy Services Segment. The decrease in the Retail Pharmacy Segment EBITDA was primarily driven by a decline in pharmacy sales and gross profit. These declines were due to a continued reductions in reimbursement rates which the company was unable to fully offset with generic purchasing efficiencies, as well as lower script counts. The decrease in the Pharmacy Services Segment EBITDA was primarily driven by the decline in revenues. Fiscal 2018 and fiscal 2017 annual results from continuing operations do not include $87.6 million and $96.0 million of fees, respectively, that would be earned if all of the stores sold to WBA were being supported under the TSA. After adjusting to reflect those fees as if they had been earned for the full period and for the extra week in fiscal 2017, Pro-forma Adjusted EBITDA for fiscal 2018 and fiscal 2017 was $647.5 million and $825.3 million, respectively.

For the year, the company relocated 20 stores, remodeled 179 stores, expanded 3 stores, opened 3 stores, sold 1,651 stores to WBA, and closed 57 stores.

Outlook for Fiscal 2019

Rite Aid is confirming its fiscal 2019 outlook for Adjusted EBITDA and net loss and providing fiscal 2019 outlook for revenues, same store sales, capital expenditures and Adjusted net income. The company’s outlook for fiscal 2019 is based on the anticipated benefits from generic drug purchasing efficiencies, a reimbursement rate environment that is somewhat more stable than fiscal 2018, TSA fees under the agreement with WBA, and other initiatives to grow sales and drive operational efficiencies. The outlook provided herein, does not reflect the impact of the pending transaction with Albertsons.

Rite Aid said it expects sales to be between $21.7 billion and $22.1 billion in fiscal 2019 with same store sales expected to range from an increase of 0.0 percent to an increase of 1.0 percent over fiscal 2018.

Adjusted EBITDA (which is reconciled to net loss in the attached table) is expected to be between $615.0 million and $675.0 million.

Net loss is expected to be between $40.0 million and $95.0 million.

Adjusted net income per diluted share is expected to be between $0.02 and $0.06.

Capital expenditures are expected to be approximately $250 million.

Rite Aid is one of the nation’s leading drugstore chains with 2,548 stores in 19 states. Information about Rite Aid, including corporate background and press releases, is available through Rite Aid’s website at www.riteaid.com.

Rite Aid Merger with Albertsons

As previously announced on February 20, 2018, Rite Aid and Albertsons entered into a definitive agreement under which Albertsons will merge with Rite Aid. The boards of directors of both companies have approved the transaction, and the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired. The merger is expected to close early in the second half of calendar year 2018, subject to the approval of Rite Aid's shareholders, regulatory approvals, and other customary closing conditions.

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Rite Aid FY 2018 Q4 Press Release - page 5

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team. The call will be simulcast via the internet and can be accessed at www.riteaid.com in the conference call section of investor information. A playback of the call will also be available by telephone beginning at 12:00 p.m. Eastern Time today until 11:59 p.m. Eastern Time on April 15, 2018. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the eight-digit reservation number 72531387.

Cautionary Statement Regarding Forward Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook for fiscal 2019, the pending merger (the “Merger”) between Rite Aid and Albertsons; the expected timing of the closing of the Merger and the subsequent closings of the sale of Rite Aid distribution centers and assets to WBA; the ability of the parties to complete the Merger considering the various closing conditions to the Merger; the ability of the parties to complete the distribution center closing considering the various closing conditions applicable to the distribution centers and related assets being transferred at such distribution center closing; the outcome of legal and regulatory matters in connection with the Merger and the sale of stores and assets of Rite Aid to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of Rite Aid following completion of the proposed transactions; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions with WBA, including the possibility that the remaining transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the expected timing and likelihood of completion of the Merger, including the risk that the Merger may not close due to one or more closing conditions to the Merger not being satisfied or waived, such as the remaining Ohio Department of Insurance regulatory approval not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the Merger or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of Rite Aid was not obtained; risks related to the ability to realize the anticipated benefits of the proposed transactions with Albertsons and WBA; risks related to diverting management's or employees' attention from ongoing business operations; the risk that any announcements relating to the Merger could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the Merger and its announcement could have an adverse effect on the ability of Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that Rite Aid's stock price may decline significantly if the Merger or sale of distribution centers and related assets to WBA is not completed; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring Rite Aid to pay Albertsons a termination fee pursuant to the merger agreement);

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Rite Aid FY 2018 Q4 Press Release - page 6

significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in the registration statement on Form S-4, as it may be amended, that was filed with the SEC by Albertsons on April 6, 2018 in connection with the Merger, and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger involving Rite Aid and Albertsons, Rite Aid and Albertsons have prepared and Albertsons has filed with the SEC on April 6, 2018 a registration statement on Form S-4 that includes a proxy statement of Rite Aid that also constitutes a prospectus of Albertsons. The registration statement is not yet final and will be amended. Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Rite Aid and Albertsons also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on Albertsons’ website at www.albertsonscompanies.com.

Participants in Solicitation

Rite Aid, Albertsons and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Rite Aid common stock in respect of the proposed transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons is set forth in the registration statement on Form S-4, including the proxy statement/prospectus, as it may be amended, that has been filed with the SEC on April 6, 2018. Other information regarding the interests of the participants in the proxy solicitation may be included in the definitive proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

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Rite Aid FY 2018 Q4 Press Release - page 7

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Reconciliation of Non-GAAP Financial Measures

The company separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA and Pro-Forma Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA and Pro-Forma Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements, LIFO adjustments, goodwill impairment and the Walgreens Boots Alliance, Inc. termination fee. Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill impairment, inventory write-downs related to store closings, debt retirements, the Walgreens Boots Alliance, Inc. termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program).

The company's management team routinely evaluates how it measures the company's financial performance.  In connection with such review, the company determined that it would be beneficial to investors to reflect what the company's financial results would have been had it received all of the fees that it would have earned pursuant to the TSA Agreement with WBA for the relevant period.  As a result, the company hereby introduces the non-GAAP financial measure Pro Forma Adjusted EBITDA which is defined as Adjusted EBITDA plus the fees that would have been earned under the TSA, and in order to improve comparability, Pro Forma Adjusted EBITDA further adjusts results so that periods contain the same number of weeks.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	March 3, 2018	March 4, 2017
ASSETS
Current assets:
Cash and cash equivalents	$447,334	$245,410
Accounts receivable, net	1,869,100	1,771,126
Inventories, net of LIFO reserve of $581,090 and $607,326	1,799,539	1,789,541
Prepaid expenses and other current assets	181,181	211,541
Current assets held for sale	438,137	1,047,670
Total current assets	4,735,291	5,065,288
Property, plant and equipment, net	1,431,246	1,526,462
Goodwill	1,421,120	1,682,847
Other intangibles, net	590,443	715,406
Deferred tax assets	594,019	1,505,564
Other assets	217,208	215,917
Noncurrent assets held for sale	-	882,268
Total assets	$8,989,327	$11,593,752

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$20,761	$17,709
Accounts payable	1,651,363	1,613,909
Accrued salaries, wages and other current liabilities	1,231,736	1,340,947
Current liabilities held for sale	560,205	32,683
Total current liabilities	3,464,065	3,005,248
Long-term debt, less current maturities	3,340,099	3,235,888
Lease financing obligations, less current maturities	30,775	37,204
Other noncurrent liabilities	553,378	643,950
Noncurrent liabilities held for sale	-	4,057,392
Total liabilities	7,388,317	10,979,682

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	1,067,318	1,053,690
Additional paid-in capital	4,850,712	4,839,854
Accumulated deficit	(4,282,471)	(5,237,157)
Accumulated other comprehensive loss	(34,549)	(42,317)
Total stockholders' equity	1,601,010	614,070
Total liabilities and stockholders' equity	$8,989,327	$11,593,752

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017
Revenues	$5,394,264	$5,903,385
Costs and expenses:
Cost of revenues	4,124,498	4,554,328
Selling, general and administrative expenses	1,181,964	1,253,144
Lease termination and impairment charges	47,675	25,575
Goodwill impairment	261,727	-
Interest expense	50,603	53,391
Gain on sale of assets, net	(5,249)	(6,261)

	5,661,218	5,880,177

(Loss) income from continuing operations before income taxes	(266,954)	23,208
Income tax expense	216,719	48,262
Net loss from continuing operations	(483,673)	(25,054)
Net income from discontinued operations, net of tax	1,250,745	3,912
Net income (loss)	$767,072	$(21,142)

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(483,673)	$(25,054)
Net income from discontinued operations attributable to common stockholders - basic and diluted	1,250,745	3,912
Income (loss) attributable to common stockholders - basic and diluted	$767,072	$(21,142)

Denominator:
Basic and diluted weighted average shares	1,053,491	1,045,929

Basic and diluted (loss) income per share
Continuing operations	$(0.46)	$(0.02)
Discontinued operations	$1.19	$0.00
Net basic and diluted income per share	$0.73	$(0.02)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017
Revenues	$21,528,968	$22,927,540
Costs and expenses:
Cost of revenues	16,748,863	17,862,833
Selling, general and administrative expenses	4,651,262	4,776,995
Lease termination and impairment charges	58,765	45,778
Goodwill impairment	261,727	-
Interest expense	202,768	200,065
Walgreens Boots Alliance merger termination fee	(325,000)	-
Gain on sale of assets, net	(25,872)	(6,649)

	21,572,513	22,879,022

(Loss) income from continuing operations before income taxes	(43,545)	48,518
Income tax expense	305,987	44,438
Net (loss) income from continuing operations	(349,532)	4,080
Net income (loss) from discontinued operations, net of tax	1,293,002	(27)
Net income	$943,470	$4,053

Basic and diluted (loss) income per share:

Numerator for income per share:
Net (loss) income from continuing operations attributable to common stockholders - basic and diluted	$(349,532)	$4,080
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	1,293,002	(27)
Income attributable to common stockholders - basic and diluted	$943,470	$4,053

Denominator:
Basic weighted average shares	1,049,628	1,044,427
Outstanding options and restricted shares, net	-	16,399

Diluted weighted average shares	1,049,628	1,060,826

Basic income (loss) per share
Continuing operations	$(0.33)	$0.00
Discontinued operations	$1.23	$(0.00)
Net basic income per share	$0.90	$0.00

Diluted income (loss) per share
Continuing operations	$(0.33)	$0.00
Discontinued operations	$1.23	$(0.00)
Net diluted income per share	$0.90	$0.00

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017
Net income (loss)	$767,072	$(21,142)
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $3,816 and $2,247 tax expense	5,712	3,421
Adjustment for implementation of ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income	513	-
Total other comprehensive income	6,225	3,421
Comprehensive income (loss)	$773,297	$(17,721)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017
Net income	$943,470	$4,053
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $4,842 and $3,600 tax expense	7,255	5,464
Adjustment for implementation of ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income	513	-
Total other comprehensive income	7,768	5,464
Comprehensive income	$951,238	$9,517

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017

Retail Pharmacy Segment
Revenues from continuing operations (a)	$3,999,430	$4,447,175
Cost of revenues from continuing operations (a)	2,830,327	3,201,466
Gross profit from continuing operations	1,169,103	1,245,709
LIFO credit from continuing operations	(49,220)	(28,987)
FIFO gross profit from continuing operations	1,119,883	1,216,722

Gross profit as a percentage of revenues - continuing operations	29.23%	28.01%
LIFO credit as a percentage of revenues - continuing operations	-1.23%	-0.65%
FIFO gross profit as a percentage of revenues - continuing operations	28.00%	27.36%

Selling, general and administrative expenses from continuing operations	1,093,258	1,171,840
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.34%	26.35%

Cash interest expense	90,915	109,584
Non-cash interest expense	5,217	5,639
Total interest expense	96,132	115,223
Interest expense - continuing operations	50,628	53,433
Interest expense - discontinued operations	45,504	61,790

Adjusted EBITDA - continuing operations	124,107	122,951
Adjusted EBITDA as a percentage of revenues - continuing operations	3.10%	2.76%

Pharmacy Services Segment
Revenues (a)	$1,445,457	$1,510,814
Cost of revenues (a)	1,344,794	1,407,466
Gross profit	100,663	103,348

Gross profit as a percentage of revenues	6.96%	6.84%

Adjusted EBITDA	33,297	44,619
Adjusted EBITDA as a percentage of revenues	2.30%	2.95%

(a) -	Revenues and cost of revenues include $50,623 and $54,604 of inter-segment activity for the thirteen weeks endedMarch 3, 2018 and the fourteen weeks ended March 4, 2017, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017

Retail Pharmacy Segment
Revenues from continuing operations (a)	$15,832,625	$16,766,620
Cost of revenues from continuing operations (a)	11,460,252	12,094,645
Gross profit from continuing operations	4,372,373	4,671,975
LIFO credit from continuing operations	(28,827)	(3,721)
FIFO gross profit from continuing operations	4,343,546	4,668,254

Gross profit as a percentage of revenues - continuing operations	27.62%	27.86%
LIFO credit as a percentage of revenues - continuing operations	-0.18%	-0.02%
FIFO gross profit as a percentage of revenues - continuing operations	27.43%	27.84%

Selling, general and administrative expenses from continuing operations	4,328,567	4,483,496
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.34%	26.74%

Cash interest expense	404,491	410,386
Non-cash interest expense	21,566	21,612
Total interest expense	426,057	431,998
Interest expense - continuing operations	201,756	200,072
Interest expense - discontinued operations	224,301	231,926

Adjusted EBITDA - continuing operations	388,360	551,816
Adjusted EBITDA as a percentage of revenues - continuing operations	2.45%	3.29%

Pharmacy Services Segment
Revenues (a)	$5,896,669	$6,393,884
Cost of revenues (a)	5,488,937	6,001,152
Gross profit	407,732	392,732

Gross profit as a percentage of revenues	6.91%	6.14%

Adjusted EBITDA	171,534	188,235
Adjusted EBITDA as a percentage of revenues	2.91%	2.94%

(a) -	Revenues and cost of revenues include $200,326 and $232,964 of inter-segment activity for the fifty-two weeks ended March 3, 2018 and the fifty-three weeks ended March 4, 2017, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017

Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(483,673)	$(25,054)
Adjustments:
Interest expense	50,603	53,391
Income tax expense	216,719	48,262
Depreciation and amortization	93,609	102,906
LIFO credit	(49,220)	(28,987)
Lease termination and impairment charges	47,675	25,575
Goodwill impairment	261,727	-
Other	19,964	(8,523)
Adjusted EBITDA - continuing operations	$157,404	$167,570
Percent of revenues - continuing operations	2.92%	2.84%

Pro-forma Adjustments:
Adjustment for additional week	$-	$(10,800)
Adjustment to reflect a full TSA fee	15,800	24,000
Pro Forma Adjusted EBITDA - continuing operations	$173,204	$180,770

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income - continuing operations	$(349,532)	$4,080
Adjustments:
Interest expense	202,768	200,065
Income tax expense	305,987	44,438
Depreciation and amortization	386,057	407,366
LIFO credit	(28,827)	(3,721)
Lease termination and impairment charges	58,765	45,778
Goodwill impairment	261,727	-
Walgreens Boots Alliance merger termination fee	(325,000)	-
Other	47,949	42,045
Adjusted EBITDA - continuing operations	$559,894	$740,051
Percent of revenues - continuing operations	2.60%	3.23%

Pro-forma Adjustments:
Adjustment for additional week	$-	$(10,800)
Adjustment to reflect a full TSA fee	87,600	96,000
Pro Forma Adjusted EBITDA - continuing operations	$647,494	$825,251

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017

Net loss from continuing operations	$(483,673)	$(25,054)
Add back - Income tax expense	216,719	48,262
(Loss) income before income taxes - continuing operations	(266,954)	23,208

Adjustments:
Amortization of EnvisionRx intangible assets	19,139	20,805
LIFO credits	(49,220)	(28,987)
Goodwill Impairment	261,727	-
Merger and Acquisition-related costs	6,885	7,944

Adjusted (loss) income before income taxes - continuing operations	(28,423)	22,970

Adjusted income tax (benefit) expense (a)	(18,143)	3,160
Adjusted net (loss) income from continuing operations	$(10,280)	$19,810

Adjusted net income (loss) per diluted share - continuing operations:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income from continuing operations	$(10,280)	$19,810

Denominator:
Basic and diluted weighted average shares	1,053,491	1,045,929

Net loss from continuing operations per diluted share - continuing operations	$(0.46)	$(0.02)

Adjusted net (loss) income per diluted share - continuing operations	$(0.01)	$0.02

(a)	The fiscal year 2018 and 2017 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended March 3, 2018 and the fourteen weeks ended March 4, 2017, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017

Net (loss) income from continuing operations	$(349,532)	$4,080
Add back - Income tax expense	305,987	44,438
Income before income taxes - continuing operations	(43,545)	48,518

Adjustments:
Amortization of EnvisionRx intangible assets	78,554	83,022
LIFO credits	(28,827)	(3,721)
Goodwill Impairment	261,727	-
Merger and Acquisition-related costs	24,283	14,066
Walgreens Boots Alliance merger termination fee	(325,000)	-

Adjusted (loss) income before income taxes - continuing operations	(32,808)	141,885

Adjusted income tax (benefit) expense (a)	(12,570)	57,344
Adjusted net (loss) income from continuing operations	$(20,238)	$84,541

Adjusted net (loss) income per diluted share - continuing operations:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income from continuing operations	$(20,238)	$84,541

Denominator:
Basic weighted average shares	1,049,628	1,044,427
Outstanding options and restricted shares, net	-	16,399

Diluted weighted average shares	1,049,628	1,060,826

Net (loss) income from continuing operations per diluted share - continuing operations	$(0.33)	$0.00

Adjusted net (loss) income per diluted share - continuing operations	$(0.02)	$0.08

(a)	The fiscal year 2018 and 2017 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the fifty-two weeks ended March 3, 2018 and the fifty-three weeks ended March 4, 2017, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended March 3, 2018	Fourteen weeks ended March 4, 2017

OPERATING ACTIVITIES:
Net income (loss)	$767,072	$(21,142)
Net income from discontinued operations, net of tax	1,250,745	3,912
Net loss from continuing operations	$(483,673)	$(25,054)
Adjustments to reconcile to net cash provided by (used in) operating activities of continuing operations:
Depreciation and amortization	93,609	102,906
Lease termination and impairment charges	47,675	25,575
Goodwill impairment	261,727	-
LIFO credits	(49,220)	(28,987)
Gain on sale of assets, net	(5,249)	(6,261)
Stock-based compensation expense	3,243	(13,284)
Changes in deferred taxes	161,814	28,873
Excess tax benefit on stock options and restricted stock	-	3,266
Changes in operating assets and liabilities:
Accounts receivable	(329,616)	(78,070)
Inventories	103,566	77,878
Accounts payable	92,570	(138,724)
Other assets and liabilities, net	190,574	37,967
Net cash provided by (used in) operating activities of continuing operations	87,020	(13,915)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(45,063)	(56,426)
Intangible assets acquired	(8,684)	(3,662)
Proceeds from insured loss	612	-
Proceeds from dispositions of assets and investments	8,332	6,635
Net cash used in investing activities of continuing operations	(44,803)	(53,453)
FINANCING ACTIVITIES:
Net (payments to) proceeds from revolver	(920)	50,000
Principal payments on long-term debt	(2,590)	(3,860)
Change in zero balance cash accounts	8,011	12,395
Net proceeds from the issuance of common stock	1,380	2,539
Excess tax benefit on stock options and restricted stock	-	(3,266)
Net cash provided by financing activities of continuing operations	5,881	57,808
Cash flows from discontinued operations:
Operating activities of discontinued operations	(182,832)	74,325
Investing activities of discontinued operations	3,307,047	(38,430)
Financing activities of discontinued operations	(2,894,779)	(953)
Net cash provided by discontinued operations	229,436	34,942
Increase in cash and cash equivalents	277,534	25,382
Cash and cash equivalents, beginning of period	169,800	220,028
Cash and cash equivalents, end of period	$447,334	$245,410

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Fifty-two weeks ended March 3, 2018	Fifty-three weeks ended March 4, 2017

OPERATING ACTIVITIES:
Net income	$943,470	$4,053
Net income (loss) from discontinued operations, net of tax	1,293,002	(27)
Net (loss) income from continuing operations	$(349,532)	$4,080
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	386,057	407,366
Lease termination and impairment charges	58,765	45,778
Goodwill impairment	261,727	-
LIFO credits	(28,827)	(3,721)
Gain on sale of assets, net	(25,872)	(6,649)
Stock-based compensation expense	25,793	23,482
Changes in deferred taxes	260,411	35,038
Excess tax benefit on stock options and restricted stock	-	(543)
Changes in operating assets and liabilities:
Accounts receivable	(349,481)	(159,590)
Inventories	18,835	(49,381)
Accounts payable	211,511	39,542
Other assets and liabilities, net	42,083	(152,375)
Net cash provided by operating activities of continuing operations	511,470	183,027
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(185,879)	(254,149)
Intangible assets acquired	(28,885)	(39,648)
Proceeds from insured loss	4,239	-
Proceeds from dispositions of assets and investments	27,586	16,852
Net cash used in investing activities of continuing operations	(182,939)	(276,945)
FINANCING ACTIVITIES:
Net (payments to) proceeds from revolver	(265,000)	330,000
Principal payments on long-term debt	(9,882)	(16,588)
Change in zero balance cash accounts	35,605	43,080
Net proceeds from the issuance of common stock	5,796	6,951
Excess tax benefit on stock options and restricted stock	-	543
Payments for taxes related to net share settlement of equity awards	(4,103)	(6,254)
Net cash (used in) provided by financing activities of continuing operations	(237,584)	357,732
Cash flows from discontinued operations:
Operating activities of discontinued operations	(245,126)	49,090
Investing activities of discontinued operations	3,496,222	(187,314)
Financing activities of discontinued operations	(3,140,119)	(4,651)
Net cash provided by (used in) discontinued operations	110,977	(142,875)
Increase in cash and cash equivalents	201,924	120,939
Cash and cash equivalents, beginning of period	245,410	124,471
Cash and cash equivalents, end of period	$447,334	$245,410

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 2, 2019

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Total Revenues	$21,700,000	$22,100,000

Same store sales	0.00%	1.00%

Gross Capital Expenditures	$250,000	$250,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(95,000)	$(40,000)
Adjustments:
Interest expense	210,000	210,000
Income tax benefit	(15,000)	(10,000)
Depreciation and amortization	380,000	380,000
LIFO charge	35,000	35,000
Loss on debt retirement	15,000	15,000
Store closing and impairment charges	40,000	40,000
Other	45,000	45,000
Adjusted EBITDA	$615,000	$675,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE

YEAR ENDING MARCH 2, 2019

(In thousands)

(unaudited)

	Guidance Range
	Low	High

Net loss	$(95,000)	$(40,000)
Add back - Income tax benefit	(15,000)	(10,000)
Loss before income taxes	(110,000)	(50,000)

Adjustments:
Amortization of EnvisionRx intangible assets	85,000	85,000
LIFO charge	35,000	35,000
Loss on debt retirements	15,000	15,000

Adjusted income before adjusted income taxes	25,000	85,000

Adjusted income tax expense	7,000	24,000
Adjusted net income	$18,000	$61,000

Diluted adjusted net income per share	$0.02	$0.06